UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 23, 2007

Date of Report (Date of earliest event reported)

Gentor Resources, Inc.

(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	333-130386 (Commission file number)	20-267977 (IRS Employer Identification Number)

571 Cedar Hills Road

Whitehall, Montana 59759

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(Address of principal executive offices)

(406) 287-3046

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(Registrant’s telephone number, including area code)

n/a

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(Former name or former address, if changes since last repot)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions (see General Instructions A.2. below):

[  ]  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communication pursuant to Rule 13e-4(c)under the Exchange Act (17 CFR 240.13e-4(c))

Cautionary Statement Regarding Forward-looking Statements

The Form 8-K may contain “forward looking” statements or statements which arguably imply or suggest certain things about our future.  Statements, which express that we “believe”, “anticipate”, “expect”, or “plan to”, as well as, other statements which are not historical fact, are forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements are based on assumptions that we believe are reasonable, but a number of factors could cause our actual results to differ materially from those expressed or implied by these statements.  We do not intend to update these forward looking statements.

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

Effective as of March 1, 2007, Bardswich, Idaho LLC, an Idaho limited liability company (“Bardswich LLC”) and IMA-1, LLC, a Montana limited liability company (the “Claim Owner”) entered into that certain Mineral Lease Agreement and Option to Purchase (the “Option Agreement”) which relates to twenty one (21) patented mining claims (the “Subject Claims”) located over approximately 376 acres of real property and four other parcels of approximately 216 acres (collectively, the  “Optioned Properties”) in Lemhi County, Idaho. In accordance with the terms of the Option Agreement, concurrently with the execution of the Option Agreement, Bardswich LLC paid the Claim Owner $40,000 in cash as the first Advanced Minimum Royalty Payment (as such term is defined herein). The Subject Claims related to an underground mining operation that closed in 1957.  Prior to its closure, the Subject Claims was the fifth largest US producer of tungsten, having mined over 500,000 tons of ore between 1937 and 1952.

Effective as of July 23, 2007, Bardswich LLC, an entity that is owned and controlled by Lloyd J. Bardswich, who is the president, treasurer and a director Gentor Resources, Inc., a Florida corporation (the “Company” and/or the “Registrant”) and Gentor Idaho, Inc., an Idaho corporation (“Gentor Idaho”), a wholly owned subsidiary of the Company, entered into that certain assignment agreement (the “Assignment Agreement”) whereby Bardswich LLC assigned all of its rights, title and interest in and to the Option Agreement  to Gentor Idaho in exchange for $40,000 in cash and 500,000 shares of the Company’s common stock. The Assignment Agreement is filed herewith as Exhibit 10.2 and incorporated herein by reference.

The Option Agreement grants the Company the exclusive right (the “Exploration and Mineral Right”) to enter the Optioned Properties for the purpose of exploring and developing  the Optioned Properties, as well as, removing and selling for our own account any and all minerals, mineral substances, metals ore bearing materials and rocks of any kind. The Option Agreement also grants the Company an option (the “Option Right”) to purchase the Claim Owner’s rights to the Optioned Properties, including but not limited to the Subject Claims, for a total purchase price of $5,000,000 (the “Purchase Price”), excluding therefrom the right of the Claim Owner to receive a three  percent (3%) royalty on net revenue generated form the sale of any molybdenum, copper, lead, and zinc recovered from the Subject Claim and a five percent (5%) royalty on the net revenue generated from the sale of all other ores, minerals, or other products recovered from the Optioned Properties (collectively, the “Net Smelter Return Royalties”). The duration of the Option Agreement is indefinite so long as the Company makes the necessary scheduled payments of advanced minimum royalty payments (each an “Advanced Minimum Royalty Payment”)  under the Option Agreement. Bardswich LLC made an initial payment of $40,000 in cash to the Claim Owner upon execution of the Agreement.  Additional payments of (i)  $60,000 in cash is due on or before the six month anniversary date of the Option Agreement, (ii) $100,000 in cash is due on or before the first, second and third anniversary date of the Option Agreement, and (iii) $200,000 in cash is due on or before the fourth anniversary date of the Option Agreement as well as each subsequent anniversary date thereafter until the Purchase Price is paid or the Option Agreement is terminated or cancelled.  To the extent that the Company makes any Advanced Minimum Royalty Payments, the Company shall receive a corresponding credit against any required Net Smelter Returns Royalties that are otherwise required to be paid to the Claim Owner under the Option Agreement.  Moreover, the Company shall also receive a credit equal to all Advanced Minimum Royalty Payments and payments of Net Smelter Return Royalties against the Purchase Price.  In the event the Claim Owner notifies the Company that the Company has breached a term, condition or covenant of the Option Agreement (other than the payment of monies due and payable under the Option Agreement), then the Company has at least sixty (60) days (twenty (20) days for any monetary payment obligation) to cure any such breach.  If the Company cannot cure, or begin to cure, any such breach within the cure period, then the Claim Owner can terminate the Option Agreement. The Company also has (i) the right to terminate the Option Agreement at any time and (ii) the right to assign all or any portion of the Option Agreement to any third party. The Option is filed herewith as Exhibit 10.1 and incorporated herein by reference. Initially, the Company intends to concentrate on the exploration and delineation of the molybdenum-bearing intrusive located within the Subject Claims.

The Company and the Claim Owner are in the process of amending and restating the Option Agreement to alter various administrative procedures and to correct minor errors.  The Company does not anticipate that any such changes and/or alterations will have an material impact on the terms and conditions of the Option Agreement.

Section 8 - Other Events.

Item 8.01.  Other Events.

(1)

On June 28, 2007, the Company formed Gentor Idaho as its wholly owned subsidiary for purposes of acquiring the Option Agreement, the 75 Acre Parcel (as such term is defined below) and the Staked Claims (as such terms are defined below).

(2)

On June 29, 2007 Gentor Idaho acquired fee simple title a 75 acre parcel of land (the “75 Acre Parcel”) from Richard Bergeman and Victoria Bergeman for a purchase price of $169,000.  The 75 Acre Parcel also includes 72 acre-inches of water rights. The 75 Acre Parcel is adjacent to the Optioned Properties.  The warranty deed (the “Warranty Deed”) evidencing the purchase of the 75 Acre Parcel is filed herewith as Exhibit 10.03 and incorporated herein by reference.

(3)

Through a staking program, the Company has acquired 78 lode claims and 5 placer claims on federal lands (“the Staked Claims”).  The Staked Claims are adjacent to the Optioned Properties. The Company is required to pay $10,375 per annum ($125 per Staked Claim) to the United States Department of the Interior, Bureau of Land Management in order to retain the Staked Claims.

(4)

On July 23, 2007, the Company issued a press release announcing that Gentor Idaho has acquired (i) the Option Agreement, (ii) the Staked Claims, and (iii) the 75 Acre Parcel, all of which are located in Lemhi County, East Central Idaho. The press release also states that the Company continues to explore and evaluate the Company's Delmoe Lake Project, near Whitehall, Montana. The press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Section 9 - Exhibit

Item 9.01 Exhibits

10.01

Mineral Lease Agreement and Option to Purchase

10.02

Assignment Agreement

10.03

Warranty Deed

99.1

Press Release dated July 23, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

Dated: July 23, 2007

Gentor Resources, Inc.

/s/ Lloyd J. Bardswich

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By: Lloyd J. Bardswich, President and principal executive officer